NASDAQ: FFCH
February 2010
Exhibit 99.1

Forward-looking Statements
The Private Securities Litigation Report Act of 1995 provides a "safe harbor" for certain forward-looking statements. This presentation contains forward-looking statements with respect to the Company’s financial condition, results of operations, plans, objectives, future performance or business. These forward-looking statements are subject to certain risks and uncertainties, including those identified below, which could cause future results to differ materially from historical results or those anticipated. The words "believe," "expect," "anticipate," "intend," "estimate," "goals," "would," "could," "should" and other expressions which indicate future events and trends identify forward-looking statements. We caution readers not to place undue reliance on these forward-looking statements, which is based only on information actually known to the Company, speak only as of their dates, and if no date is provided, then such statements speak only as of today.

There are a number important factors that could cause future results to differ materially from historical results or those anticipated, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; the accuracy of the results of our internal stress test and the assumptions we used to derive such results; results of examinations of us by the Office of Thrift Supervision or the Federal Deposit Insurance Corporation or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; changes in premiums or claims that adversely affect our insurance segment; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; future legislative changes in the TARP Capital Purchase Program and other risks described elsewhere in the Company’s reports filed with the Securities and Exchange Commission, including the 2009 Annual Report on Form 10-K for the fiscal year ended September 30, 2009, the Company’s quarterly reports on Form 10-Q, other documents and the prospectus supplement filed with the SEC on September 21, 2009.

Recent Offering Summary
Issuer:	First Financial Holdings, Inc.
Ticker / Exchange:	FFCH / NASDAQ (GSM)
Type of Offering:	Common Stock - Effective Shelf Registration
Transaction Size:	Approximately $75 million
Number of Shares:	Approximately 4,822,582
Use of Proceeds:	General Corporate Purposes

- Headquarteredin Charleston, SC; 65 banking offices
- Now offeringseven-day a week bankingin Wilmington

First Financial Holdings, Inc.
North Carolina
South Carolina
Burlington
Rock Hill
Union
Laurens
Winnsboro
Columbia
Florence
Conway
Wilmington
Sunset Beach
Myrtle Beach
Ridgeland
Charleston
Beaufort
Hilton Head Island

Corporate Profile
(1) Based on the average for the five fiscal years ending September 30, 2009.
 Calculation excludes gains/losses on sales of investments and gains/losses on disposition of assets
 • Coastal Carolina’s “Most Convenient Bank”
 – $3.5 billion in Total Assets
 • Diversified business mix
 - Non-interest income approximates 37.3%
  of total revenue (1)
 - 12 insurance offices / 25 brokerage offices
 - Enhanced wealth management platform
 • Disciplined credit culture throughout
  75-year history
 - Recent enhancements to historically strong credit
 administration
 • Strategic April 2009 FDIC-assisted transaction
 - Cape Fear Bank, Wilmington, NC
 - 8 branches and $303.0 million in deposits
 - $28.9 mm Q3’09 gain and protection against future
 credit losses
 • Experienced management team
 - Important new hires
First Financial Holdings, Inc.
Retail Banking Offices (47) In-Store Offices (18) First Southeast Insurance Services (12) Kimbrell Insurance Group (1) First Southeast Investor Services (25)

Experienced Management Team
• Named Executive Officer and Director ownership equals 4.7% (1)
(1) Based on December 16, 2009 Company proxy statement. Ownership includes common stock and options exercisable within 60 days.
Name
Position
Age
Years of
Financial
Services
Experience
Relevant
Experience
A. Thomas Hood
President and Chief Executive Officer
63
37
Joined First Federal in 1975
R. Wayne Hall
Executive Vice President - Chief Financial Officer
59
23
EVP / CRO at Provident Bank
J. Dale Hall
Executive Vice President - Chief Banking Officer
61
39
Bank of America
Joseph W. Amy
Executive Vice President - Chief Credit Officer
60
35
Credit positions at Mellon and Fifth Third Bank
Richard A. Arthur
Executive Vice President - Retail Banking
37
14
Bank of America
Blaise B. Bettendorf
Executive Vice President - Chief Accounting Officer
47
26
SVP / CFO at Carolina Commerce Bank,
and Summit National Bank. Also,
Audit Manager with PricewaterhouseCoopers
Allison A. Rhyne
Executive Vice President - Insurance Services
57
31
Joined First Financial in 1997

Highly Attractive Markets
Note: FDIC deposit data as of June 30, 2009
(1) Beaufort County, South Carolina
(2) FFCH Banking Markets consist of the 3 North Carolina and 7 South Carolina counties
(3) Weighted average based on FDIC deposit data as of June 30, 2009
Data Source: SNL Financial
2009-2014 Projected Household Growth Rate in Number of Households
9.54%
15.95%
17.76%
5.53%
4.05%
12.04%
12.20%
7.27%
8.66%
0%
15%
20%
Charleston
MSA
Wilmington
MSA
Mytrtle Beach
MSA
 Georgetown
Cty
 Florence
Cty
Hilton Head
All FFCH
Markets
SC
NC
(2)
(1)
645,729
359,383
264,423
62,931
132,947
157,963
1,623,376
4,524,760
9,370,242
8.31
%
14.66
%
16.22
%
4.08
%
3.04
%
11.64
%
11.00
%
6.10
%
$51,624
$50,477
$46,996
$45,158
$45,101
$62,527
$51,132
$48,210
$51,418
5.41
%
4.07
%
4.10
%
6.12
%
5.81
%
1.16
%
4.56
%
4.74
%
$9,555
$6,078
$5,570
$1,178
$2,127
$3,547
$28,199
$69,795
$303,455
$1,431
$326
$301
$92
$166
$97
$2,413
$2,088
$326
14.98
%
5.36
%
5.41
%
7.84
%
7.81
%
2.73
%
8.61
%
2.99
%
2
7
10
5
5
14
4
7
Population
Projected Population Growth
Median Household Income ($)
(3)
Projected Median HHI Growth
(3)
First Federal Deposits ($mm)
Market Share %
Market Share Rank
Total Deposits in Market ($mm)
4.79%
US Average

Market Share
Note: Dollars in millions
(1) Financial information as of June 30, 2009
Data Source: SNL Financial
• Market disruption is a key opportunity…
June '08
% of
Total
Total
Market
Market
Total
Charleston MSA
Headquarters
Assets
(1)
Deposits
Share
Share
Deposits
Total Deposit
1
Wells Fargo & Co.
San Francisco, CA
$
1,284,176
$
2,155

22.6
%
24.8
%
0.3
Market=
2
First Financial Holdings, Inc.
Charleston, SC
3,607
1,431

15.0
13.4
59.3
$9,555
3
Bank of American Corp.
Charlotte, NC
2,254,394
1,268

13.2
13.4
0.1
4
Synovus Financial Corp.
Columbus, GA
34,350
624

6.5
6.6
2.3
5
First Citizens Bancorp.
Columbia, SC
7,099
510

5.4
5.7
6.5
6
Tidelands Bancshares Inc.
Mount Pleasant, SC
824
472

5.0
4.6
80.9
7
BB&T Corp.
Winston-Salem, NC
152,398
450

4.7
4.9
0.4
8
Carolina Financial Corporation
Charleston, SC
1,132
390

4.1
4.6
49.7
9
Southcoast Financial Corp.
Mount Pleasant, SC
520
361

3.7
4.2
100.0
10
South Financial Group, Inc.
Greenville, SC
12,588
260

2.7
2.5
2.7
Top 10 Institutions
$
7,921

82.9
%
84.7
%
June '09
June '09
June '09
June '08
% of
Total
Total
Market
Market
Total
Wilmington MSA
Headquarters
Assets
(1)
Deposits
Share
Share
Deposits
Total Deposit
1
BB&T Corp.
Winston-Salem, NC
$
152,398
$
1,632

26.9
%
26.2
%
1.5
Market=
2
Wells Fargo & Co.
Charleston, SC
1,281,476
818

13.4
14.2
0.1
$6,078
3
First Citizens BancShares Inc.
Raleigh, NC
17,318
613

10.1
10.0
3.7
4
Bank of America, Corp.
Charlotte, NC
2,254,394
606

10.0
10.2
0.1
5
First Bancorp
Troy, NC
3,518
458

7.5
7.4
15.9
6
RBC Bancorporation
Raleigh, NC
29,938
412

6.8
5.9
2.2
7
First Financial Holdings, Inc.
Charleston, SC
3,607
326

5.4
7.5
13.5
8
Security Savings Bank SSB
Southport, NC
422
244

4.0
4.2
82.6
9
SunTrust Banks Inc.
Atlanta, GA
176,735
208

3.4
3.0
0.2
10
NewBridge Bancorp
Greensboro, NC
2,065
133

2.2
2.6
8.0
Top 10 Institutions
$
5,450

89.7
%
91.2
%
June '09

Recent Economic Developments
• Boeing Co. is building its second Dreamliner assembly line in North Charleston.
 With this announcement, South Carolina has landed one of the biggest economic development deals in recent history. Boeing will invest at least $750 million and create 3,800 direct full-time positions over seven years and it is expected that Boeing suppliers will also add additional jobs to the market.
• Maersk Line, the largest ocean carrier, has signed a new five-year agreement with the Port of Charleston. Maersk Line is the largest line in the world, having 15 percent of the world’s market share. An economic development engine for the state, port operations facilitate jobs across South Carolina and nearly $45 billion in economic activity each year.
• TBC Corporation (TBC), one of the largest marketers of automotive replacement tires, plans to occupy a 1.1 million square foot distribution center to be developed in
 Rockefeller Group Foreign Trade Zone/Charleston in Berkeley County.
• A new wind turbine drivetrain testing facility will be constructed at Clemson
 University Restoration Institute (CURI) Wind Energy R&D Center. The project has received a $45 million grant from the U.S. Department of Energy. That money will be combined with $53 million in matching funding and in-kind work and donations for the construction and operation of the testing facility. According to the U.S.
 Department of Energy, the development of wind energy could create as many as
 20,000 jobs for the Palmetto State.

Loan Portfolio and Credit Quality

Thorough Credit Risk Management
• Credit analysis with 100% of loans underwritten internally
• Quarterly independent 3rd party loan reviews
 – 40% - 60% dollar coverage; sampling includes all loan types
• Further enhancing credit management process
 – New Chief Credit Officer started September 1, 2009
 – Credit Policy revised June 2009 to implement more stringent underwriting guidelines, including dual signature approval
 – Line of business underwriting guidelines established to improve lending standards
 – Credit approval authorities revised and implemented
• Experienced loss mitigation team
 – Senior manager proactively coordinating loan workout strategies
 – Mortgage resolution support on 1-4 family
 – Monthly problem asset review process to review action plans and monitor progress
 – Problem asset training for all commercial lending teams completed in 1st Quarter
• Establishment of stand-alone Credit Risk Management Department
 – Central portfolio credit risk reporting
 – Portfolio concentration management
 – Special Assets department to manage problem loans

36%
	1%
	17%
	2%
	3%
	4%
	7%
	30%
	15%
	9%
	3%
	1%
	2%
	100%

Loan Composition - December 31, 2009
Note: Dollars in millions
(1) Covered loans represent those acquired in the Cape Fear Bank FDIC-assisted transaction that are subject to a Loss-sharing Agreement with the FDIC
Loan Composition
Real Estate - Residential
Real Estate - Construction
Commercial Real Estate
Commercial Construction
Commercial Business
Land - Residential
Land - Commercial
Total Consumer
4%
7%
30%
1%
36%
2%
3%
17%
Non-
Covered
Covered
(1)
Total
% of
Portfolio
Real Estate - Residential
$
935
$
31
$
966
Real Estate - Construction
26
7
33
Commercial Real Estate
346
91
437
Commercial Construction
40
8
48
Commercial Business
78
11
89
Land - Residential
86
20
106
Land - Commercial
140
33
173
Total Consumer
759
33
792
Home Equity
371
30
401
Manufactured Housing
250
--
250
Marine
74
--
74
Credit Cards
18
--
18
Other
46
3
49
Total Loans
$
2,410
$
234
$
2,644

28 %
	16%
	19
	11
	54
	53%
	47

	Consumer
	5 %
	5 %
	9
	6
	80
	37 %
	63

Loan Composition - December 31, 2009
Note: Dollars in thousands
(1) LTVs at time of origination
Real Estate -
Residential
Real Estate -
Construction
Commercial Real
Estate
Commercial
Construction
Commercial
Business
Land -
Residential
Land - Commercial
Total
Consumer
Outstanding Balance
$
966,211
$
32,804
$
436,842
$
48,439
$
88,728
$
105,902
$
173,080
$
792,196
Average Loan Amount
143
265
375
1,181
47
162
299
Weighted Average LTV
(1)
69.3
%
75.3
%
56.8
%
64.1
%
31.6
%
73.2
%
71.9
%
35.7
LTV Distribution:
(1)
>=91%
14
%
2
%
2
%
--
12
%
7
%
5
%
80% to 90%
29
47
20
24
9
43
34
51% to 79%
35
45
41
56
11
35
43
=<50%
22
6
37
20
68
15
18
Fixed Rate
55
%
43
%
84
%
63
%
44
%
92
%
75
%
Variable Rate
45
57
16
37
56
8
25
Home
Equity
Manufactured
Housing
Marine
Credit Cards
Other
Outstanding Balance
$
400,803
$
250,124
$
73,799
$
18,471
$
48,999
Average Loan Amount
60
38
17
--
Weighted Average LTV
(1)
25.0
%
85.0
%
75.4
%
--
17.2
LTV Distribution:
(1)
>=91%
--
40
%
30
%
--
80% to 90%
3
%
38
38
--
51% to 79%
9
17
17
--
=<50%
88
5
15
--
Fixed Rate
--
100
%
100
%
--
Variable Rate
100
%
--
--
100
%

Credit Quality - December 31, 2009
Note: Dollars in thousands
(1) Consists of 30-89 days past due loans
(2) Includes $124,000 of loans 90+ days past due but still accruing interest
Total
Total
Total
ALLL /
YTD
YTD NCOs/
Portfolio
Delinquent
(1)
Nonaccrual
NPLs
% NPLs
ALLL
Loans
NCOs
Avg Loans
Real Estate - Residential
$
966,211
$
12,754
$
25,731
$
25,731
2.66
$
4,442
0.46
%
$
1,327
0.55
Real Estate - Construction
32,804
947
4,041
4,041
12.32
1,620
4.94
807
8.69
Commercial Real Estate
436,842
6,577
19,217
19,217
4.40
13,867
3.17
1,022
0.94
Commercial Construction
48,439
--
--
1,237
2.55
953
7.05
Commercial Business
88,728
2,778
3,315
3,315
3.74
4,984
5.62
652
2.90
Land - Residential
105,902
4,154
15,185
15,185
14.34
7,748
7.32
4,395
12.42
Land - Commercial
173,080
4,320
30,129
30,129
17.41
21,444
12.39
6,262
17.16
Consumer
Home Equity
400,803
4,721
7,996
7,996
1.99
8,762
2.19
2,618
2.63
Manufactured Housing
250,124
3,697
2,715
2,715
1.09
3,718
1.49
745
1.20
Marine
73,799
1,755
245
245
0.33
2,837
3.84
612
3.27
Credit Cards
18,471
363
--
1,174
6.36
255
5.75
Other
48,999
1,057
168
168
0.34
1,701
3.47
618
4.89
Total
$
2,644,202
$
43,123
$
108,742
$
108,742
4.11
$
73,534
2.78
%
$
20,266
3.04

Credit Quality - Peer Comparison
FFCH
Peer Median (2)
NPAs / Assets
NCOs / Average Loans
(1) Based on data available at February 1, 2010 for the respective periods ending September 30, 2009 and December 31, 2009
(2) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
Data Source: SNL Financial
(1)
(1)
0.64%
2.14%
0.29%
0.21%
0.28%
0.84%
2.92%
3.73%
0.26%
0.34%
4.00%
3.51%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
FY-05
FY-06
FY-07
FY-08
FY-09
Q1-10
0.29%
0.22%
0.21%
0.37%
1.04%
3.04%
0.14%
0.12%
0.17%
0.58%
1.59%
1.54%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
FY-05
FY-06
FY-07
FY-08
FY-09
Q1-10

Credit Quality - SCAP Analysis
Note: Dollars in thousands
(1) Targeted ALLL / Loans as of December 31, 2010 based on gross loans (HFI) as of December 31, 2009 reduced by the estimated credit losses under the SCAP Analysis
(2) Assumes Pretax, Pre-Provision Income for the next four quarters equals Q1'10
(3) Based on Q1'10 impact
(4) Analysis assumes existing liquid assets at FFCH is downstreamed to First Federal; dollar amount per Company
(5) Assumes $65 million in TARP Preferred remains outstanding
(6) Estimated credit losses for the Management Scenario assume that calendar 2010 net charge-offs are based on FFCH’s actual results for the quarter ending December 31,
2009 ($20.3 million); estimated credit losses for the Baseline and More Adverse Scenarios are based on estimated losses under SCAP adjusted for FFCH’s actual results for the twelve months ending December 31, 2009
Assumptions:
Targeted ALLL / Loans (12/31/10) (1)
2.50%
Pretax, Pre-provision Income (2)
$69,724
Effective Tax Rate
Quarterly TARP Preferred Dividend (3)
Quarterly Common Stock Dividend per Share
Existing Liquid Assets Downstreamed (4)
$60,000
Reported
With Downstream
Stress Test Analysis (12/31/10) (5)
12/31/09
12/31/2009 (4)
Management
Baseline
More Adverse
SCAP Analysis - Est. Credit Losses (6)
--
--
$81,065
$95,032
$172,000
Tangible Equity / Tangible Assets
9.2%
9.2%
9.0%
8.7%
7.5%
Tangible Common Equity / Tangible Assets
7.3%
7.3%
7.1%
6.8%
5.5%
Core Capital Ratio (5%)
7.7%
9.3%
9.0%
8.8%
7.2%
Tier I Capital Ratio (6%)
9.8%
12.0%
11.7%
11.4%
9.1%
Risk-Based Capital Ratio (10%)
11.0%
13.3%
12.9%
12.6%
10.4%

Deposits and Investments

Deposit Mix - December 31, 2009
Note: Dollars in thousands
Deposit Mix
• Utilize Brokered CD market when cost-
 efficient
• Liquid loan portfolio provides borrowing
 capacity
Non-interest Bearing
Interest Bearing
Statement
Money Market
Customer CDs
Brokered - CDARs
Brokered - Others
9%
16%
7%
15%
41%
3%
9%
Balance
Average Rate
at 12/31/09
Non-interest Bearing
$
200,233
Interest Bearing
361,827
0.46
Statement
153,674
0.45
Money Market
338,930
0.98
Customer CDs
947,805
2.53
CDARs
77,213
1.36
Brokered - Others
197,757
1.73
Brokered
274,970
1.63
Total Deposits
$
2,277,439
1.50

Core Deposit Initiatives
• Coastal Carolina’s “Most Convenient Bank”
 – Seven-day a week banking
 – Extended banking hours
 – Member of nationwide surcharge-free ATM network
• Innovative deposit products and services
 – Moolah Checking
 – In-school banking programs
 – Dollars4Debits™
• Multiple distribution channels
 – 18 in-store financial centers
 • Approximately 60% of all new checking account openings
 • In-store average annual checking account growth of 24% (1)
 – Internet banking capabilities
 – Mobile banking
• Deposit-linked compensation
 – All customer-relationship employees company wide
(1) Average annual growth from September 2004—September 2009

Below [1]
									29.0
									4.9
									3.6
									-
									-
									-
	22.0	23.7	-	-	4.1	10.1	7.6	-	1.9
	$ 494.5	$ 502.9	$ 4.1	($5.0)	$ 232.5	$ 24.5	$ 32.5	$ 52.4	$ 39.4

Investment Portfolio - December 31, 2009
Note: Dollars in millions
(1) Below Investment grade or not rated
(2) Credit rating balances based on market value, not book
(3) Excludes FHLB stock
• 51.5% fixed / 48.5% variable
• Tax equivalent yield: 5.08%
• Weighted average life to call/repricing: 3.4 years; Modified duration: 3.3 years
• Private label / CMO
 – 2003-2005 vintages. All but 3 securities are in super senior or senior tranches (3 are in mezzanine)
• Bank trust preferred CDOs
 – <$1 Million; all are in mezzanine tranche
Amortized
Investment
Cost
Fair Value
OCI
OTTI
AAA
AA
A
BBB
Grade
Private Label / CMO
$
337.6
$
346.6
$
5.5
($1.1)
$
228.4
$
14.4
$
23.9
$
50.9
$
100% Bank Trust Preferred CDO
9.0

4.9

(2.5)
(3.9)

-

-

-

-

Corporate debt and other investments
7.8

6.1

(1.0)
-

-

-

1.0

1.5

Agency MBS
107.0

110.2

2.0
-

-

-

-

-

Agency CMO
9.0

9.2

0.1
-

-

-

-

-

Treasury / Agency
2.1

2.2

-

-

-

-

-

-

Municipals
(2)
Total
(3)

Financial Results

 $ 2.09  $ 2.27  $ 2.07  $ 1.94  ($0.22) ($0.58) ($0.33)
History of Strong Financial Performance
Note: Dollars in thousands, except per share data
(1) Items are shown pre-extraordinary gain of $28.9 million
(1)
(1)
(1)
$463
$45,651
$47,744
$45,611
$53,936
$66,731
$9,794
$17,431
($6,547)
($4,532)
($2,631)
($5,481)
($6,824)
$26,225
$27,629
$25,072
$22,638
($10,000)
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
Net Income - Common Shareholders
Net Income Pre-TARP Dividend
Pretax, Pre-Provision Earnings

Net Interest Margin
• Historically stable NIM driven by strong asset / liability process
• Improving trends due to lower cost of funds and Cape Fear transaction
• Future upside due to greater pricing power and C&I lending strategy
(1) Based on data available at February 1, 2010 for the quarters ending September 30, 2009 and December 31, 2009
(2) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
Data Source: SNL Financial
3.32%
3.35%
3.36%
3.48%
3.64%
4.16%
3.99%
3.94%
3.56%
3.48%
3.23%
3.35%
3.28%
3.38%
3.65%
3.77%
3.92%
4.17%
4.18%
3.08%
3.24%
3.61%
3.57%
3.48%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
FY-05
FY-06
FY-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
FFCH
Peer Median (2)
(1)
 (1)

Non-Interest Income
(1) Based on the average for the five fiscal years ending September 30, 2009.
 Calculation excludes gains/losses on sales of investments and gains/losses on disposition of assets
• Non-interest income / total revenue = 37.3% (1)
• FY 2009 decline: economic factors impacting businesses + higher NIM
• Future initiatives: Expanding insurance business in Wilmington and enhanced wealth management platform franchise-wide
$46,770
$50,961
$52,788
$61,099
$54,099
$11,207
$13,819
29.6%
38.0%
39.0%
38.9%
40.1%
30.8%
30.8%
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
FY-05
FY-06
FY-07
FY-08
FY-09
Q1-09
Q1-10
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
Non-Interest Income
% of Total Revenue

748
							206
	4,041	1,542	993	1,960	(5,648)	(2,329)	(529)

Fee Based Services
Note: Dollars in thousands
(1) American Pensions, Inc. acquisition, July 1, 2009
(2) Includes other than temporary impairment charges, real estate owned operations and other non-fee-based income
Q1-10
Q1-09
Deposit Service Charges
Mortgage
Insurance
Trust/ Brokerage Fees
Credit Card
401k
42%
13%
5%
39%
1%
35%
37%
1%
5%
7%
15%
FY-05
FY-06
FY-07
FY-08
FY-09
Q1-09
Q1-10
Insurance Revenues
$
20,012
$
20,792
$
22,046
$
24,830
$
24,666
$
5,245
$
5,423
Deposit Service Charges and Fees
16,794
20,266
21,566
23,901
22,501
5,669
5,817
Mortgage Banking Income
4,384
4,989
4,255
7,456
8,070
1,760
2,411
401k Administrative Services
(1)
--
--
--
--
838
--
1,018
Trust / Brokerage Fees
3,356
3,607
3,628
3,896
3,032
714
Credit Card Fee Income
658
759
796
858
802
200
Total Fee Income
45,204
50,413
52,291
60,941
59,909
13,588
15,623
Other Non-Interest Income/(Loss)
(2)
Total Non-Interest Income
$
49,245
$
51,955
$
53,284
$
62,901
$
54,261
$
11,259
$
15,094

Note: Dollars in thousands
(1) Bank Insurance and Securities Association, December 2009
(2) Based on insurance commissions for the twelve months ending December 31, 2009
(3) Defined as net interest income plus total other income excluding gains/losses on sales of investments and gains/losses on disposition of assets
Insurance Operations
• Successful acquiror of well-respected, highly-profitable Southeastern insurance agencies
• Ranked 2nd nationally for contribution of insurance operations to total net income (1)
• Major carriers represented: Allstate, Cincinnati, Hartford, Selective, Travelers
• 47% P&C - Commercial; 38% P&C - Personal; 15% Life & Health (2)
$
20,012
$
20,792
$
22,046
$
24,830
$
24,666
$
5,245
$
5,423
14.4%
14.0%
16.3%
16.3%
15.9%
16.2%
11.6%
$
0
$
10,000
$
20,000
$
30,000
FY-05
FY-06
FY-07
FY-08
FY-09
Q1-09
Q1-10
0.0%
5.0%
10.0%
15.0%
20.0%
Insurance Revenues
% of Total Revenues (3)
Insurance Rev./
Non-Int. Inc.
40.6%
40.0%
41.4%
39.5%
45.5%
46.6%
35.9%

Wealth Management Platform
• Deliver Banking, Brokerage, Insurance, Trust and 401K services
• Mass / Select affluent ($100,000 - $2 million of investable assets) - target market aligning delivery capabilities with market demographics
• Planned future enhancement of capabilities to capture additional opportunities in the Select Affluent space (above $2 million)
• Client-centric advisory-driven sales model - team approach
• Concierge level service leveraging the historic legacy and reputation of the
 First Federal brand

Efficiency Ratio
Note: Financial information based on respective companies’ fiscal year-end dates
(1) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
(2) Based on data available at February 1, 2010, for the respective periods
Data Source: SNL Financial
• Cost savings initiatives have benefited FFCH in the challenging operating environment
(2)
(2)
52.6%
63.8%
64.7%
67.2%
68.2%
60.2%
57.9%
58.5%
61.2%
58.5%
52.2%
62.0%
64.3%
59.6%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
FY-05
FY-06
FY-07
FY-08
FY-09
Q1-09
Q1-10
Bank Only
Consolidated
Efficiency Ratio
FFCH Consolidated
63.8
%
64.7
%
67.2
%
64.3
%
59.6
%
68.2
%
60.2
Peer Median
(1)
62.3
62.2
63.6
68.5
69.5
71.3
67.0

Investment Highlights
• Proven management team with a meaningful ownership position
• Diversified income stream and balance sheet
• Long-term attractive banking markets
• Attractive expansion opportunities in banking and insurance businesses
• Exceptional “You’re First” customer service and convenience
• Core deposit growth
• Effective management of interest-rate risk
• Opportunities in C&I lending and wealth management

Appendix

Cape Fear Transaction
Note: Dollars in thousands; balances as of April 10, 2009
(1) Under FAS 141, fair value discount for performing loans represents interest mark only
Covered Assets:
$395,444
OREO
Performing
Loans
SOP 03-3
Impaired
Loans
Loans
Contractual Balance
$
216,173
$
170,646
Fair Value Discount
(1)
(12,116)
(85,343)
Accretable Yield (SOP 03-3)
--
(10,713)
Allowance for Loan Losses
(4,132)
--
Fair Value of Loans Acquired, Net
$
199,925
$
74,590
FFCH
Potenital
FFCH
Exposure
Losses ($mm)
Losses
First Loss Tranche
100
%
$0 - $31.5
$
31.5
Up to Loss Threshold
20
31.5 - 110
15.7
> Loss Threshold
5
110 - 395
14.3
$
61.5
vs.
Total FV Marks
$
113.4
Cape Fear Book Balance
$
8,625
Fair Value Adjustment
(1,083)
Fair Value
$
7,542
Contractual Balance
$
386,819
$
274,515

FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	Q1-09	Q1-10
							%
							%

Consumer Lending
Home Equity Loans
Manufactured Housing
• Average LTV is 72% which includes our
 second position equity lines along with
 another lender’s first position (1)
• 100% variable rate (prime-based)
• Average line amount = $81,587
• Average home value = $326,288 (1)
• 30-day or more delinquency rate = 3.17%
• 100% in-market originations
• 100% fixed rate
• Average loan balance = $38,439
• Average rate = 9.24%
• 30-day or more delinquency rate= 2.56%
• State of Origin:
(1) Measured at the time of origination
SC
62
%
FL
15
NC
12
GA
7
Other
4
Net Charge-Offs / Average Loans
Home Equity
0.03
%
0.01
%
0.04
%
0.34
%
1.17
%
0.20
%
2.63
Manufactured Housing
1.77
%
1.27
%
0.98
%
0.93
%
1.10
%
0.79
%
1.20

First Federal Savings and Loan
Delinquent+ Nonaccrual	
	3.98 %
	%
	5.90 %
	-- --
	6.87 %
	%
	%
	3.17 %
	2.56 %
	2.71 %
	239 1.29 %
	2.50 %

Credit Quality - Recent Trends
Note: Dollars in thousands
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Real Estate - Residential
$
$
20,773
$
30,893
$
34,520
$
33,423
$
38,485
%
2.35
%
3.50
%
3.71
%
3.52
%
Real Estate - Construction
$
$
12,471
$
10,870
$
7,785
$
5,110
$
4,988
%
18.35
%
19.26
%
13.71
%
12.42
%
15.21
Commercial Real Estate
$
$
3,243
$
5,534
$
6,076
$
11,045
$
25,794
%
1.03
%
1.72
%
1.77
%
2.54
%
Commercial Construction
$
$
2,236
$
2,242
$
2,265
$
2,284
%
5.68
%
5.40
%
4.77
%
4.29
%
Commercial Business
$
$
2,753
$
1,565
$
1,922
$
1,264
$
6,093
%
2.88
%
1.68
%
0.98
%
1.31
%
Land - Residential
$
$
13,997
$
14,035
$
16,199
$
24,830
$
19,339
%
9.60
%
9.79
%
8.63
%
14.66
%
18.26
Land - Commercial
$
$
1,082
$
5,918
$
13,747
$
22,850
$
34,449
%
1.01
%
5.49
%
11.56
%
17.47
%
19.90
Home Equity
$
$
8,504
$
7,979
$
9,748
$
7,697
$
12,718
%
2.47
%
2.24
%
2.47
%
1.95
%
Manufactured Housing
$
$
5,460
$
4,209
$
5,200
$
5,411
$
6,412
%
2.40
%
1.81
%
2.18
%
2.22
%
Marine
$
$
1,625
$
804
$
1,161
$
892
$
1,999
%
2.03
%
1.03
%
1.49
%
1.16
%
Credit Cards
$
$
397
$
382
$
377
$
224
$
%
2.36
%
2.37
%
2.22
%
1.28
%
Other
$
$
1,080
$
601
$
829
$
935
$
1,225
%
2.01
%
1.17
%
1.47
%
1.75
%
Total
$
73,621
$
85,032
$
99,829
$
115,965
$
151,741

Net Chargeoffs / Loans	
	%
	%
	%
	%
	%
	%
	%
	%
	%
	%
	%

Credit Quality - Recent Trends
Note: Dollars in thousands
(1) NCOs / Loans percentages calculated on an annualized basis
First Federal Savings and Loan
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
(1)
Real Estate - Residential
$
$
75
$
167
$
232
$
943
$
1,327
%
0.03
%
0.08
%
0.10
%
0.40
%
0.55%
Real Estate - Construction
$
$
99
$
1,205
$
2,005
$
569
$
807
%
0.58
%
8.54
%
12.76
%
4.91
%
8.69
Commercial Real Estate
$
--
$
119
$
35
$
166
$
1,022
%
--
0.15
%
0.04
%
0.16
%
0.94
Commercial Construction
$
--
--
--
--
$
953
%
--
--
--
--
7.05
Commercial Business
$
$
654
$
1,130
$
946
$
654
$
652
%
2.74
%
4.86
%
2.77
%
2.03
%
2.90
Land - Residential
$
$
256
$
387
$
2,282
$
955
$
4,395
%
0.70
%
1.08
%
5.82
%
2.13
%
12.42
Land - Commercial
$
--
--
$
1,313
$
546
$
6,262
%
--
--
3.36
%
1.74
%
17.16
Home Equity
$
$
170
$
1,446
$
1,153
$
1,549
$
2,618
%
0.20
%
1.62
%
1.18
%
1.57
%
2.63
Manufactured Housing
$
$
448
$
654
$
609
$
866
$
745
%
0.79
%
1.13
%
1.03
%
1.43
%
1.20
Marine
$
$
654
$
808
$
383
$
377
$
612
%
3.27
%
4.15
%
1.97
%
1.95
%
3.27
Credit Cards
$
$
208
$
164
$
214
$
228
$
255
%
4.96
%
4.07
%
5.14
%
5.28
%
5.75
Other
$
$
369
$
723
$
318
$
454
$
618
%
2.74
%
5.63
%
2.31
%
3.33
%
4.89
Total
$
2,933
$
6,803
$
9,490
$
7,307
$
20,266

ATLANTIC
Acceptance Corp.
KINGHORN
Insurance Services, Inc.
The KIMBRELL
Company, Inc.
FIRST
SOUTHEAST
Insurance Services, Inc.
FIRST
SOUTHEAST
Investor Services, Inc.
SOMERS-
PARDUE
Insurance Services
JOHNSON
Insurance Associates, Inc./
Benefit Administrators, Inc.
AMERICAN
Pensions, Inc.